                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 9, 1998

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000


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Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE: 02/09/98                         PAYMENT DATE:  02/17/98
COLLECTION PERIOD:  01/31/98


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE
         a.  Beginning of Collection Period                                          $1,581,581,070.58
         b.  End of Collection Period                                                $1,493,489,419.86
         c.  Reduction for Collection Period                                         $   88,091,650.72

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                          $   36,991,696.99
         b.  End of Collection Period                                                $   32,745,746.62

     3.  LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                      863
         b.  Required Payoff Amounts of Liquidated Contracts                         $    4,115,298.52
         c.  Total Reserve for Liquidation Expenses                                  $            0.00
         d.  Total Liquidation Proceeds Received(1)                                  $    1,391,517.49
         e.  Liquidation Proceeds Allocated to Owner Trust                           $    1,356,038.63
         f.  Liquidation Proceeds Allocated to Depositor                             $       35,478.86
         g.  Current Realized Losses                                                 $    2,759,259.89

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                       4,979
         b.  Required Payoff Amounts of Prepaid Contracts                            $    5,649,794.57

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                942
         b.  Required Payoff Amounts of Purchased Contracts                          $    9,423,892.93

    (1) Net of any addition to reserve for liquidation expenses.




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    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                        ---------             -----------      -----------------       ----------------
                                                                                       % OF AGGREGATE
                        NUMBER OF                % OF          AGGREGATE REQUIRED      REQUIRED PAYOFF
                        CONTRACTS              CONTRACTS         PAYOFF AMOUNTS            AMOUNTS
                        ---------              ---------       ------------------      ---------------

a. Current                154,608                91.68%         1,416,442,527.18             92.81%

b. 31-60 days               7,818                 4.64%            67,074,412.06              4.39%

c. 61-90 days               2,922                 1.73%            18,452,380.97              1.21%

d. 91-120 days              1,496                 0.89%             9,988,060.45              0.65%

e. 120+ days                1,799                 1.07%            14,277,785.82              0.94%

f. Total                  168,643               100.00%        $1,526,235,166.48            100.00%


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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/09/98                           PAYMENT DATE:  02/17/98
COLLECTION PERIOD: 01/31/98

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


--------------------------------------------------------------------------------------------------------
                    % of                   % of                   % of                   % of
              Aggregate Required     Aggregate Required     Aggregate Required     Aggregate Required
                Payoff Amounts          Payoff Amounts        Payoff Amounts         Payoff Amounts
 Collection       31-60 Days              61-90 Days            91-120 Days            120+ Days
  Periods           Past Due               Past Due              Past Due              Past Due
--------------------------------------------------------------------------------------------------------
01/31/98              4.39%                 1.21%                 0.65%                  0.94%
12/31/97              3.50%                 1.25%                 0.54%                  0.85%
11/30/97              2.78%                 0.42%                 0.24%                  0.16%
10/31/97              3.64%                 1.07%                 0.45%                  0.73%
09/30/97              3.21%                 0.95%                 0.48%                  0.82%
08/31/97              3.58%                 0.95%                 0.50%                  0.80%
07/31/97              3.11%                 0.90%                 0.53%                  0.78%
06/30/97              3.53%                 0.90%                 0.57%                  0.69%
05/31/97              3.06%                 0.99%                 0.58%                  0.63%
04/30/97              2.99%                 1.08%                 0.47%                  0.64%
03/31/97              3.73%                 0.96%                 0.46%                  0.61%
02/28/97              3.70%                 0.97%                 0.55%                  0.55%
01/31/97              3.27%                 0.97%                 0.49%                  0.40%
12/31/96              4.10%                 0.96%                 0.39%                  0.20%
11/30/96              3.49%                 0.83%                 0.34%                  0.00%
10/31/96              2.90%                 0.64%                 0.01%                  0.01%



 8.     HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                             ----------            ------------             ------------              ------------
                                             COLLECTION            3 COLLECTION             6 COLLECTION
                                               PERIOD                 PERIODS                  PERIODS                CUMULATIVE
                                                                       ENDING                   ENDING                   SINCE
                                               Jan.-98                Jan.-98                  Jan.-98                CUT-OFF DATE
                                             ---------             -----------              ------------              ------------

a. Number of Liquidated Contacts                   1,782                   2,993                   4,883                  10,653

b. Number of Liquidated                            0.635%                  1.067%                  1.740%                  3.796%
   Contracts as a Percentage
   of Initial Contracts

c. Required Payoff Amounts of                $ 4,115,299             $12,416,420             $23,914,123             $58,731,353
   Liquidated Contracts

d. Liquidation Proceeds Allocated            $ 1,356,039             $ 3,172,413             $ 5,723,490             $ 9,128,369
   to Owner Trust

e. Aggregate Current Realized                $ 2,759,260             $ 9,244,007             $18,190,633             $49,602,985
   Losses

f. Aggregate Current Realized                      0.087%                  0.290%                  0.571%                  1.557%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance



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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE: 02/09/98                        PAYMENT DATE:  02/17/98
COLLECTION PERIOD: 01/31/98

II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION


---------                ------     -------------------      ----------------     --------------------    -----------------
                                     Principal Balance        Class Factor as      Principal Balance       Class Factor as
                         Coupon     as of Feb. 17, 1998      of Feb. 17, 1998     as of  Jan. 15, 1998    of  Jan. 15, 1998
Class                     Rate          Payment Date           Payment Date         Payment Date            Payment Date
--------                 ------     -------------------      ----------------     --------------------    -----------------
a. Class A-1 Notes        5.60%         $         0.00           0.00000            $         0.00             0.00000

b. Class A-2 Notes        5.95%         $  192,855,837           0.27749            $  285,193,439             0.41035

c. Class A-3 Notes        6.11%         $  659,000,000           1.00000            $  659,000,000             1.00000

d. Class A-4 Notes        6.28%         $  400,220,000           1.00000            $  400,220,000             1.00000

e. Class B Notes          6.57%         $  178,500,000           1.00000            $  178,500,000             1.00000

f. Equity Certificates    6.75%         $   95,659,329           0.75021            $   95,659,329             0.75021

g. Total                  N.A.          $1,526,235,166           0.47916            $1,618,572,768             0.50815


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,526,235,166.48 and the CCA balance is $152,224,900.21.



    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                        $1,618,572,767.57

        b.  Contract Pool Principal Balance (End of Collection Period)        $1,493,489,419.86

        c.  Monthly Principal Amount                                          $  125,083,347.71

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                       $   83,198,061.96

        b.  Liquidation Proceeds Allocated to Owner Trust                     $    1,356,038.63

        c.  Required Payoff Amounts of Prepaid Contracts                      $    5,649,794.57

        d.  Required Payoff Amounts of Purchased Contracts                    $    9,423,892.93

        e.  Proceeds of Clean-up Call                                         $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution
            Account                                                           $      243,267.45

        g.  Extension Fees Allocated to Owner Trust                           $       28,584.07

        h.  Total Gross Collections (sum of (a) through (g))                  $   99,899,639.61

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                           $   99,899,639.61

        b.  Withdrawal from Cash Collateral Account                           $    2,464,790.12

        c.  Total Available Funds                                             $  102,364,429.73



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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/09/98                           PAYMENT DATE:  02/17/98
COLLECTION PERIOD: 01/31/98

5.   APPLICATION OF AVAILABLE FUNDS

      ------------                   -------------               -------------------------
         ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
      ------------                   -------------               -------------------------
     a.   Total Available Funds                                       $102,364,429.73

     b.   Servicing Fee              $1,647,480.28                     100,716,949.45

     c.   Interest on Notes:

          i)   Class A-1 Notes                0.00                     100,716,949.45

          ii)  Class A-2 Notes        1,414,084.13                      99,302,865.32

         iii)  Class A-3 Notes        3,355,408.33                      95,947,456.99

          iv)  Class A-4 Notes        2,094,484.67                      93,852,972.32

          v)   Class B Notes            977,287.50                      92,875,684.82

     d.   Interest on Equity            538,083.73                      92,337,601.09
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                0.00                      92,337,601.09

          ii)  Class A-2 Notes       92,337,601.09                               0.00

          iii) Class A-3 Notes                0.00                               0.00

          iv)  Class A-4 Notes                0.00                               0.00

          v)   Class B Notes                  0.00                               0.00

          vi)  Equity Certificates            0.00                               0.00

     f.   Deposit to Cash                     0.00                               0.00
          Collateral Account

     G.  Amount to be applied in              0.00                               0.00
          accordance with CCA
          Loan Agreement

     H. Balance, if any, to Equity            0.00                               0.00
          Certificates


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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/09/98                           PAYMENT DATE:  02/17/98
COLLECTION PERIOD: 01/31/98

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


     -----------------------------------------------                 --------------------
                                                                        February 1998
                            ITEM                                        PAYMENT DATE
     -----------------------------------------------                 --------------------
     a. Available Cash Collateral Amount (Beginning)                   $ 163,518,182.64

     b. Deposits to Cash Collateral Account                                        0.00

     c. Withdrawals from Cash Collateral Account                       $   2,464,790.12

     d. Releases of Cash Collateral Account Surplus                    $   8,828,492.31
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                         $ 152,224,900.21
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                               $ 152,224,900.21

     g. Cash Collateral Account Shortfall                                          0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                              $    207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                   $ 119,479,153.59

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                             $  32,745,746.62

        3) Total                                                       $ 152,224,900.21

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                         $  63,704,600.00

     d. Requisite Cash Collateral Amount                               $ 152,224,900.21

    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                    0.00

         b. Principal Deficiency Amount                                    2,464,790.12

         c. Principal Payable at Stated Maturity Date of                           0.00
            Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                      2,464,790.12



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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/09/98                           PAYMENT DATE:  02/17/98
COLLECTION PERIOD: 01/31/98

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


   ---------------       ---------     ---------            ---------      ---------         -------      ------------
   Distribution          Class A-1     Class A-2            Class A-3      Class A-4         Class B        Equity
     Amounts               Notes         Notes                Notes          Notes            Notes       Certificates
   ---------------       ---------     ---------            ---------      ---------         -------      ------------
1. Interest Due           $ 0.00      $ 1,414,084.13     $ 3,355,408.33   $ 2,094,484.67   $ 977,287.50   $ 538,083.73

2. Interest Paid          $ 0.00      $ 1,414,084.13     $ 3,355,408.33   $ 2,094,484.67   $ 977,287.50   $ 538,083.73

3. Interest Shortfall     $ 0.00      $         0.00     $         0.00   $         0.00   $       0.00   $       0.00
   ((1) minus (2))

4. Principal Paid         $ 0.00      $92,337,601.09     $         0.00   $         0.00   $       0.00   $      0.00

5. Total Distribution     $ 0.00      $93,751,685.22     $ 3,355,408.33   $ 2,094,484.67   $ 977,287.50   $ 538,083.73
    Amount
  ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/09/98                           PAYMENT DATE:  02/17/98
COLLECTION PERIOD: 01/31/98

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


------------                                     ----------------       ----------------
                                                    AS OF END              AS OF END
                                                  OF January  98         OF December 97
                                                    COLLECTION            COLLECTION
ITEM                                                  PERIOD                   PERIOD
------------                                     ----------------       ----------------

1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts              280,634

    b. Cut-Off Date Contract Pool Principal      $3,185,229,329
       Balance

    c. Original Weighted Average Remaining       38.6 months
        Term

    d. Weighted Average Original Term            56.1 months

2  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                       168,643                176,783

    b. Average Contract                          $8,885.92              $8,946.45
       Principal Balance

    c. Weighted Average Remaining Term           29.5 months            29.9 months


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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 02/09/98                           PAYMENT DATE: 02/17/98
COLLECTION PERIOD: 01/31/98

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                                 Since Issue
Period                               CPR
-----------------------------    -------------
    0        Oct-96

    1        Nov-96                  10.866%

    2        Dec-96                   7.964%

    3        Jan-97                   8.606%

    4        Feb-97                   8.254%

    5        Mar-97                   7.615%

    6        April-97                 7.211%

    7        May-97                   8.268%

    8        June-97                  7.752%

    9        Jul-97                   7.784%

   10        Aug-97                   7.781%

   11        Sep-97                   7.506%

   12        Oct-97                   7.348%

   13        Nov-97                   7.346%

   14        Dec-97                   6.629%

   15        Jan-98                   6.741%

   16        Feb-98                   7.251%



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                              Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 17, 1998.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek

 ------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AT&T CAPITAL CORPORATION

                      Glenn A. Votek
                      ------------------------------
                      By: Glenn A. Votek

                      Vice President and Treasurer

February 17, 1998